UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2010

Date of reporting period:  May 31, 2010

Item 1. Reports to Stockholders.

Annual Report

May 31, 2010

Schooner Growth and Income Fund

Class A
(SCNAX)

Class C
(SCNCX)

Investment Advisor

Schooner Investment Group, LLC
Radnor Financial Center
150 N. Radnor-Chester Rd., Suite F-200
Radnor, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	11
SCHEDULE OF OPTIONS WRITTEN	16
STATEMENT OF ASSETS AND LIABILITIES	19
STATEMENT OF OPERATIONS	20
STATEMENTS OF CHANGES IN NET ASSETS	21
FINANCIAL HIGHLIGHTS	22
NOTES TO FINANCIAL STATEMENTS	24
REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	33
NOTICE OF PRIVACY POLICY & PRACTICES	34
ADDITIONAL INFORMATION	35

Annual Shareholder Letter

Dear Fellow Shareholders,

Over the past fiscal year your Fund has grown and prospered. In addition to strong performance, the fund has received a number of industry accolades throughout the year.  We were also pleased with comments made by industry analysts, including Nadia Papagiannis of Morningstar. While we are flattered by the attention and eager to share our strategies with a wider audience, we continue to focus our energies on seeking to deliver superior risk-adjusted returns for existing shareholders. The strategies employed by Schooner are designed with the goal of lowering portfolio volatility and lowering risk, while offering significant upside capture potential. For the year ended 5/31/2010, the Class A shares returned +16.34%. We were pleased with our ability to capture nearly 80% of the upside of the S&P 500. We have previously demonstrated the ability to protect capital during down periods, participating in less than half of large declines. In addition to strong return performance, we are equally pleased with the fund’s low level of volatility.  For the one year period, the fund exhibited volatility, as measured by standard deviation, that was roughly half of the S&P 500.

The performance of each Schooner class of shares and the S&P 500 Index for the periods ended 5/31/2010 is listed below:

Total Return Without	6 Month	1 Year	Since Inception
Maximum Sales Charge	(11/30/09-5/31/10)	(5/31/09-5/31/10)	(8/29/08-5/31/10)
Class A (SCNAX)	+0.77%	+16.34%	+10.27%
Class C (SCNCX)	+0.38%	+15.40%	+8.83%
S&P 500 Index	+0.40%	+20.99%	-11.43%
Morningstar Long/Short
Category Average	-2.28%	4.32%	-6.48%

With 4.75%
Maximum Sales Charge
Class A	-4.03%	+10.82%	+5.02%

Gross Expense Ratio: 7.99% Class A and 9.00% Class C
Net Expense Ratio: 2.00%* Class A and 2.75%* Class C

*
Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for Class A and Class C shares do not exceed 2.00% and 2.75%, respectively, through August 29, 2011.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of a investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (866) 724-5997. The fund imposes a 2.00% redemption fee on shares held less than 7 days, and if reflected, the fee would reduce the performance shown. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Understandably, the investment community has rediscovered the importance of downside risk mitigation. Also not surprisingly, the asset management industry has responded with a flood of “alternative” funds to try to appeal to an investor base that has been decimated not once, but twice, in the past decade. We applaud the industry’s efforts, but fear that the pendulum may have swung too far. It is our belief, that a large segment of the space has become exclusively focused on not losing too much, as opposed to risk-adjusted returns, potentially relegating them to glorified and extremely expensive money market funds.  The point can be seen in the return of the entire Morningstar long/short category over the past fiscal year. In a period when the S&P 500 returned +20.99%, the category average returned just +4.32%.  Many would argue that the lackluster return is the tradeoff for downside protection and we would agree…if there was in fact downside protection. However, since the fund’s launch, when the S&P 500 returned –11.43%, the category has  lost nearly –6.48%, an upside/downside capture ratio that falls woefully short of what we would consider acceptable. Over that same period Class A shares have returned +10.27%

Performing with favorable upside/downside capture ratios over various market cycles will manifest itself in overall out performance as demonstrated in the chart below:

Performance reflects a net expense ratio of 2.00% pursuant to the waiver the Advisor has contractually agreed to through 8/29/2011. Gross annual fund operating expense ratio for the Class A shares  is 7.99%.  This waiver can only be terminated by, or with the consent of the Board of Trustees of Trust for Professional Managers.  For performance data current to the most recent month end, contact your financial professional or call Schooner Funds at 866-724-5997.  The performance data contained within this material represents past performance, which does not guarantee future results.  The return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.  The Fund’s current performance may be higher or lower and is subject to substantial changes. Expenses for other share classes will vary, which will affect returns.  Performance figures assume that all distributions are reinvested.  Performance quoted without sales charges would be reduced if sales charges were applied.  Total return is based on net change in NAV assuming reinvestment of distributions.  Performance without the sales charge does not reflect the current maximum sales charge of 4.75%.  A 2% redemption fee is applied to shares redeemed within 7 days of purchase.  Performance data does not reflect the redemption fee.  Had the sales charge and redemption fee been included, the Fund’s returns would have been lower.  Capture ratios are calculated as Fund’s total return percentage divided by the S&P 500 total return percentage. Example: Fund total return of 8.50% with the S&P 500 total return of 10.00% yields a capture ratio of 85%.

So what does the rest of 2010 hold in store for investors and the economy?  Will we live in a world of Hyper inflation? Or will it be Deflation? Will the economy double dip or grow? What about sovereign defaults, state budgets, underfunded liabilities, China growth, unemployment, and dozens of other questions. And of course, will it all lead to a rising or falling stock market? We hold by our belief that we just don’t know, and neither does anyone else. The issues are so complex, and intertwined in such convoluted ways, that even if you could know with certainty, your equity market opinion today may be wrong. The one thing we are confident of is the importance of, and our ability to, stay flexible in an ever changing investment world. We will continue to vigilantly monitor changes in the investment landscape, and use every tool at our disposal to adjust the portfolio to find an appropriate balance of seeking upside returns with capital preservation. I thank you for your ongoing trust and confidence, and look forward to the opportunity to seek to deliver you the best risk managed returns possible.

Sincerely,

Greg Levinson
Portfolio Manager

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The fund may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs.

The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

The Schooner Growth and Income Fund is distributed by Quasar Distributors, LLC.

SCHOONER GROWTH AND INCOME FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/09–5/31/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 4.75% when you invest. A 1.00% contingent deferred sales charge (“CDSC”) is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within seven days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such

SCHOONER GROWTH AND INCOME FUND
Expense Example (Continued)
(Unaudited)

as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2009	5/31/2010	12/1/2009–5/31/2010*
Actual**	$1,000.00	$1,007.70	$10.01
Hypothetical (5% return
before expenses)***	1,000.00	1,014.96	10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $57.04.
***	Including loads, your hypothetical cost of investment in the Fund would be $57.07.

	Class C
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2009	5/31/2010	12/1/2009–5/31/2010*
Actual**	$1,000.00	$1,003.80	$13.74
Hypothetical (5% return
before expenses)***	1,000.00	1,011.22	13.79

*	Expenses are equal to the Fund’s annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $18.73.
***	Including loads, your hypothetical cost of investment in the Fund would be $18.80.

SCHOONER GROWTH AND INCOME FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity, convertible securities and single issuer equity call option securities of U.S. companies with large market capitalizations. The Fund considers companies with large market capitalizations (“large-cap companies”) to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a three tiered approach, including:

1)manage an equity portfolio of  U.S. large-cap companies;
2)sell out-of-the-money single issuer call options against long equity positions;
3)selectively purchase U.S. convertible securities.

The Fund’s allocation of portfolio assets as of May 31, 2010 is shown below.

Allocation of Portfolio Assets
% of Net Assets

Continued

SCHOONER GROWTH AND INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of May 31, 2010(1)

		Since Inception
	1 Year	(8/29/08)
Class A (with sales charge)	10.82%	2.83%
Class A (without sales charge)	16.34%	5.74%
Class C (with sales charge)	14.40%	4.94%
Class C (without sales charge)	15.40%	4.94%
S&P 500 Index	20.99%	(6.69)%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997. The Fund imposes a 2.00% redemption fee on shares redeemed within seven days. Performance data does not reflect the redemption fee. If reflected total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph on page 10 and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER GROWTH AND INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Schooner Growth and Income Fund Growth of $10,000 Investment

SCHOONER GROWTH AND INCOME FUND

Schedule of Investments

May 31, 2010

	Shares	Value
Common Stocks 77.27%
Beverage and Tobacco Product Manufacturing 0.88%
Reynolds American, Inc.	2,400	$125,136

Building Material and Garden Equipment and Supplies Dealers 0.95%
Home Depot, Inc. (b)	4,000	135,440

Chemical Manufacturing 8.65%
Biogen Idec, Inc. (a) (b)	2,800	132,804
Bristol-Myers Squibb Co.	6,600	153,186
The Dow Chemical Co. (b)	5,400	145,314
EI du Pont de Nemours & Co. (b)	4,100	148,297
Eli Lilly & Co.	4,000	131,160
Forest Laboratories, Inc. (a) (b)	3,900	100,932
Johnson & Johnson	2,200	128,260
Merck & Co., Inc. (b)	5,000	168,450
Procter & Gamble Co. (b)	2,100	128,289
		1,236,692
Clothing and Clothing Accessories Stores 1.13%
The Gap Inc. (b)	7,400	161,320

Computer and Electronic Product Manufacturing 12.32%
Dell, Inc. (a) (b)	10,000	133,300
EMC Corp. (a) (b)	7,000	130,340
Honeywell International, Inc. (b)	2,700	115,479
Intel Corp. (b)	8,000	171,360
Marvell Technology Group Ltd. (a) (b)	9,000	170,820
Medtronic, Inc. (b)	4,000	156,720
NetApp, Inc. (a) (b)	4,300	162,024
QUALCOMM, Inc. (b)	3,000	106,680
Raytheon Co. (b)	1,500	78,615
Seagate Technology (a) (b)	7,500	115,200
Texas Instruments, Inc. (b)	6,000	146,520
Tyco International Ltd. (b)	4,000	144,760
Western Digital Corp. (a) (b)	3,700	128,797
		1,760,615
Couriers and Messengers 1.58%
FedEx Corp. (b)	1,800	150,282
United Parcel Service, Inc. – Class B (b)	1,200	75,312
		225,594

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Schedule of Investments (Continued)

May 31, 2010

	Shares	Value
Credit Intermediation and Related Activities 2.26%
American Express Co. (b)	2,000	$79,740
Bank of America Corp. (b)	10,000	157,400
Wells Fargo & Co. (b)	3,000	86,070
		323,210
Data Processing, Hosting and Related Services 0.77%
Automatic Data Processing, Inc.	2,700	110,376

Electrical Equipment, Appliance, and Component Manufacturing 2.08%
Corning, Inc. (b)	7,700	134,211
General Electric Co. (b)	10,000	163,500
		297,711
Electronics and Appliance Stores 1.03%
Best Buy Co., Inc. (b)	3,500	147,875

Food Manufacturing 5.50%
Archer-Daniels-Midland Co. (b)	6,000	151,620
ConAgra Foods, Inc.	5,000	120,900
General Mills, Inc.	2,000	142,460
The Hershey Co. (b)	3,300	154,440
HJ Heinz Co. (b)	2,000	88,360
Kraft Foods, Inc. – Class A	4,500	128,700
		786,480
Food Services and Drinking Places 0.94%
McDonald’s Corp.	2,000	133,740

General Merchandise Stores 3.84%
Costco Wholesale Corp.	2,200	128,150
JC Penney Company, Inc. (b)	5,900	162,191
Kohl’s Corp. (a) (b)	2,200	111,650
Wal-Mart Stores, Inc.	2,900	146,624
		548,615
Insurance Carriers and Related Activities 3.94%
CIGNA Corp. (b)	4,300	143,921
Marsh & McLennan Cos., Inc.	5,000	109,050
UnitedHealth Group, Inc. (b)	4,700	136,629
WellPoint, Inc. (a) (b)	3,400	174,420
		564,020
Machinery Manufacturing 3.41%
Caterpillar, Inc. (b)	2,600	157,976
Deere & Co. (b)	3,000	173,040
National Oilwell Varco, Inc. (b)	4,100	156,333
		487,349

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Schedule of Investments (Continued)

May 31, 2010

	Shares	Value
Management of Companies and Enterprises 0.88%
State Street Corp. (b)	3,300	$125,961

Merchant Wholesalers, Nondurable Goods 0.77%
Sysco Corp.	3,700	110,297

Mining (except Oil and Gas) 1.88%
Freeport-McMoran Copper & Gold, Inc. (b)	2,000	140,100
Peabody Energy Corp. (b)	3,300	128,568
		268,668
Motion Picture and Sound Recording Industries 1.30%
Time Warner, Inc. (b)	6,000	185,940

Nonstore Retailers 1.09%
eBay, Inc. (a) (b)	7,300	156,293

Oil and Gas Extraction 0.80%
Anadarko Petroleum Corp. (b)	2,200	115,126

Paper Manufacturing 1.87%
International Paper Co. (b)	6,300	146,349
Kimberly-Clark Corp.	2,000	121,400
		267,749
Petroleum and Coal Products Manufacturing 1.88%
ConocoPhillips (b)	2,000	103,720
Hess Corp. (b)	3,100	164,920
		268,640
Pipeline Transportation 1.12%
The Williams Cos., Inc. (b)	8,100	159,975

Publishing Industries (except Internet) 4.04%
CA, Inc. (b)	6,500	131,625
Microsoft Corp. (b)	6,000	154,800
Oracle Corp. (b)	6,000	135,420
Symantec Corp. (a)	11,000	155,870
		577,715
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities 1.68%
The Charles Schwab Corp. (b)	6,200	101,308
JPMorgan Chase & Co. (b)	3,500	138,530
		239,838

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Schedule of Investments (Continued)

May 31, 2010

	Shares	Value
Support Activities for Mining 1.89%
Halliburton Co. (b)	5,000	$124,150
Nabors Industries Ltd. (a) (b)	7,700	146,531
		270,681
Telecommunications 2.33%
AT&T, Inc.	6,000	145,800
Verizon Communications, Inc.	6,800	187,136
		332,936
Transportation Equipment Manufacturing 1.92%
Johnson Controls, Inc. (b)	4,000	114,120
Lockheed Martin Corp. (b)	2,000	159,840
		273,960
Utilities 3.63%
The AES Corp. (a) (b)	11,000	112,970
American Electric Power Co., Inc.	5,000	159,800
NRG Energy, Inc. (a) (b)	5,200	121,420
PG&E Corp.	3,000	124,500
		518,690
Waste Management and Remediation Services 0.91%
Waste Management, Inc. (b)	4,000	130,040
Total Common Stocks (Cost $11,000,324)		11,046,682

EXCHANGE TRADED FUNDS 4.83%
Financial Select Sector SPDR Fund (b)	47,000	689,960
Total Exchange Traded Funds (Cost $730,499)		689,960

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Schedule of Investments (Continued)

May 31, 2010

	Principal
	Amount	Value
CONVERTIBLE BONDS 4.10%
Computer and Electronic Product Manufacturing 1.42%
L-3 Communications Holdings, Inc.
3.000%, 08/01/2035	$200,000	$203,250

Fabricated Metal Product Manufacturing 1.39%
Alliant Techsystems, Inc.
2.750%, 09/15/2011	200,000	198,500

Support Activities for Mining 1.29%
Transocean, Inc.
1.500%, 12/15/2037	200,000	185,000
Total Convertible Bonds (Cost $597,409)		586,750

SHORT-TERM INVESTMENTS - 18.45%
AIM STIT-Treasury Portfolio, 0.053% (c)	1,200,000	1,200,000
Fidelity Institutional Government Portfolio - Class I, 0.075% (c)	238,218	238,218
First American Treasury Obligations Fund - Class Y, 0.000% (c)	1,200,000	1,200,000
Total Short-Term Investments (Cost $2,638,218)		2,638,218
Total Investments (Cost $14,966,450) 104.65%		14,961,610
Liabilities in Excess of Other Assets (4.65)%		(665,216)
Total Net Assets 100.00%		$14,296,394

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for written options.
(c)	Variable rate security; the rate shown represents the rate at May 31, 2010.

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Schedule of Options Written

May 31, 2010

	Contracts	Value
Call Options
The AES Corp.
Expiration: June, 2010, Exercise Price: $10.00	110	$7,700
American Express Co.
Expiration: June, 2010, Exercise Price: $38.00	20	5,900
Anadarko Petroleum Corp.
Expiration: June, 2010, Exercise Price: $55.00	22	3,168
Archer-Daniels-Midland Co.
Expiration: June, 2010, Exercise Price: $25.00	60	5,700
Bank of America Corp.
Expiration: June, 2010, Exercise Price: $15.00	100	10,900
Best Buy Co., Inc.
Expiration: June, 2010, Exercise Price: $41.00	35	9,485
Biogen Idec, Inc.
Expiration: June, 2010, Exercise Price: $50.00	28	2,100
CA, Inc.
Expiration: June, 2010, Exercise Price: $20.00	65	4,290
Caterpillar, Inc.
Expiration: June, 2010, Exercise Price: $57.50	26	12,064
The Charles Schwab Corp.
Expiration: June, 2010, Exercise Price: $16.00	62	4,650
CIGNA Corp.
Expiration: June, 2010, Exercise Price: $32.00	43	8,923
ConocoPhillips
Expiration: June, 2010, Exercise Price: $49.00	20	7,600
Corning, Inc.
Expiration: June, 2010, Exercise Price: $17.00	77	6,083
Deere & Co.
Expiration: June, 2010, Exercise Price: $55.00	30	12,000
Dell, Inc.
Expiration: June, 2010, Exercise Price: $14.00	100	2,400
The Dow Chemical Co.
Expiration: June, 2010, Exercise Price: $27.00	54	6,372
eBay, Inc.
Expiration: June, 2010, Exercise Price: $22.00	73	3,504
EI du Pont de Nemours & Co.
Expiration: June, 2010, Exercise Price: $35.00	41	8,405
EMC Corp.
Expiration: June, 2010, Exercise Price: $18.00	70	7,000
FedEx Corp.
Expiration: June, 2010, Exercise Price: $80.00	18	8,820
Financial Select Sector SPDR Fund
Expiration: June, 2010, Exercise Price: $14.00	470	44,650
Forest Laboratories, Inc.
Expiration: June, 2010, Exercise Price: $25.00	39	5,460

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Schedule of Options Written (Continued)

May 31, 2010

	Contracts	Value
Freeport-McMoran Copper & Gold, Inc.
Expiration: June, 2010, Exercise Price: $65.00	20	$12,800
The Gap Inc.
Expiration: June, 2010, Exercise Price: $22.00	74	5,550
General Electric Co.
Expiration: June, 2010, Exercise Price: $16.00	100	8,000
Halliburton Co.
Expiration: June, 2010, Exercise Price: $26.00	50	4,100
The Hershey Co.
Expiration: June, 2010, Exercise Price: $46.00	33	5,032
Hess Corp.
Expiration: June, 2010, Exercise Price: $50.00	31	13,795
HJ Heinz Co.
Expiration: June, 2010, Exercise Price: $44.00	20	2,050
Home Depot, Inc.
Expiration: June, 2010, Exercise Price: $34.00	40	3,080
Honeywell International, Inc.
Expiration: June, 2010, Exercise Price: $41.00	27	6,696
Intel Corp.
Expiration: June, 2010, Exercise Price: $21.00	80	7,360
International Paper Co.
Expiration: June, 2010, Exercise Price: $23.00	63	7,560
JC Penney Company, Inc.
Expiration: June, 2010, Exercise Price: $27.00	59	9,145
Johnson Controls, Inc.
Expiration: June, 2010, Exercise Price: $27.00	40	8,800
JPMorgan Chase & Co.
Expiration: June, 2010, Exercise Price: $39.00	35	6,265
Kohl’s Corp.
Expiration: June, 2010, Exercise Price: $50.00	22	4,510
Lockheed Martin Corp.
Expiration: June, 2010, Exercise Price: $80.00	20	4,300
Marvell Technology Group Ltd.
Expiration: June, 2010, Exercise Price: $19.00	90	7,020
Medtronic, Inc.
Expiration: June, 2010, Exercise Price: $40.00	40	3,640
Merck & Co., Inc.
Expiration: June, 2010, Exercise Price: $32.00	50	10,250
Microsoft Corp.
Expiration: June, 2010, Exercise Price: $26.00	60	3,780
Nabors Industries Ltd.
Expiration: June, 2010, Exercise Price: $18.00	77	13,090
National Oilwell Varco, Inc.
Expiration: June, 2010, Exercise Price: $38.00	41	7,421

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Schedule of Options Written (Continued)

May 31, 2010

	Contracts	Value
NetApp, Inc.
Expiration: June, 2010, Exercise Price: $32.00	43	$23,650
NRG Energy, Inc.
Expiration: June, 2010, Exercise Price: $22.50	52	7,540
Oracle Corp.
Expiration: June, 2010, Exercise Price: $22.00	60	6,720
Peabody Energy Corp.
Expiration: June, 2010, Exercise Price: $35.00	33	14,388
Procter & Gamble Co.
Expiration: June, 2010, Exercise Price: $62.50	21	1,323
QUALCOMM, Inc.
Expiration: June, 2010, Exercise Price: $36.00	30	2,880
Raytheon Co.
Expiration: June, 2010, Exercise Price: $52.50	15	2,175
Seagate Technology
Expiration: June, 2010, Exercise Price: $16.00	75	3,375
State Street Corp.
Expiration: June, 2010, Exercise Price: $38.00	33	5,214
Texas Instruments, Inc.
Expiration: June, 2010, Exercise Price: $24.00	60	6,780
Time Warner, Inc.
Expiration: June, 2010, Exercise Price: $30.00	60	12,000
Tyco International Ltd.
Expiration: June, 2010, Exercise Price: $36.00	40	4,300
United Parcel Service, Inc.
Expiration: June, 2010, Exercise Price: $62.50	12	2,364
UnitedHealth Group, Inc.
Expiration: June, 2010, Exercise Price: $28.00	47	6,745
Waste Management, Inc.
Expiration: June, 2010, Exercise Price: $32.50	40	3,400
WellPoint, Inc.
Expiration: June, 2010, Exercise Price: $52.50	34	3,400
Wells Fargo & Co.
Expiration: June, 2010, Exercise Price: $28.00	30	5,340
Western Digital Corp.
Expiration: June, 2010, Exercise Price: $35.00	37	5,106
The Williams Cos., Inc.
Expiration: June, 2010, Exercise Price: $19.00	81	9,072
Total Options Written (Premiums received $397,053)		$467,190

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Statement of Assets and Liabilities

May 31, 2010

Assets
Investments, at value (cost $14,966,450)	$14,961,610
Cash	64,202
Dividends and interest receivable	23,795
Receivable for investments sold	31,215
Receivable for Fund shares sold	55,183
Receivable from Advisor	5,358
Other assets	8,943
Total Assets	15,150,306

Liabilities
Written options, at value (premiums received $397,053)	467,190
Payable for investments purchased	344,909
Payable to affiliates	22,179
Payable for distribution fees	1,232
Payable for shareholder servicing fees	777
Accrued expenses and other liabilities	17,625
Total Liabilities	853,912
Net Assets	$14,296,394

Net assets consist of:
Paid-in capital	$13,440,097
Undistributed net realized gain	931,274
Net unrealized appreciation (depreciation) on:
Investments	(4,840)
Option contracts	(70,137)
Net Assets	$14,296,394

Class A Shares
Net assets	$13,930,046
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	643,473
Net asset value and redemption price per share(1)	$21.65
Maximum offering price per share ($21.65/0.9525)(2)	$22.73

Class C Shares
Net assets	$366,348
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	17,109
Net asset value and offering price per share(1)(3)	$21.41

(1)	If applicable, redemption price per share may be reduced by a 2% redemption fee for shares redeemed within seven days of purchase.
(2)	Reflects a maximum sales charge of 4.75%.
(3)
A contingent deferred sales charge (“CDSC”) of 1% may be charged on shares redeemed within one year of purchase.  Redemption price per share is equal to net asset value less any redemption or CDSC fees.

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Statement of Operations

For the Year Ended May 31, 2010

Investment Income
Dividend income	$102,709
Interest income	730
Total Investment Income	103,439

Expenses
Investment Advisory fees	106,677
Transfer agent fees and expenses	44,156
Administration fees	33,512
Fund accounting fees	30,972
Custody fees	27,736
Distribution fees - Class A	20,692
Audit and tax fees	17,496
Legal fees	16,870
Federal and state registration fees	14,997
Chief Compliance Officer fees and expenses	12,279
Reports to shareholders	5,171
Trustees’ fees and related expenses	3,884
Distribution fees - Class C	1,929
Shareholder servicing fees - Class C	643
Other expenses	3,534
Total Expenses	340,548
Less waivers and reimbursement by Advisor (Note 4)	(167,936)
Net Expenses	172,612

Net Investment Loss	(69,173)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,421,642
Option contracts expired or closed	(132,956)
Net change in unrealized depreciation on:
Investments	(340,033)
Option contracts	(50,355)
Net Realized and Unrealized Gain on Investments	898,298
Net Increase in Net Assets from Operations	$829,125

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
From Operations
Net investment income (loss)	$(69,173)	$11,624
Net realized gain (loss) on:
Investments	1,421,642	(361,757)
Option contracts expired or closed	(132,956)	212,841
Net change in unrealized appreciation (depreciation) on:
Investments	(340,033)	335,193
Option contracts	(50,355)	(19,782)
Net increase in net assets from operations	829,125	178,119

From Distributions
Net investment income - Class A	(1,775)	(9,769)
Net investment income - Class C	—	(80)
Net realized gain on investments - Class A	(134,773)	—
Net realized gain on investments - Class C	(4,550)	—
Net decrease in net assets resulting from distributions paid	(141,098)	(9,849)

From Capital Share Transactions
Proceeds from shares sold - Class A	9,639,785	3,832,021
Proceeds from shares sold - Class C	223,743	150,999
Net asset value of shares issued to shareholders
in payment of distributions declared - Class A	88,823	6,531
Net asset value of shares issued to shareholders
in payment of distributions declared - Class C	2,469	53
Payments for shares redeemed - Class A	(471,007)	(109)
Payments for shares redeemed - Class C	(17,711)	(15,500)
Net increase in net assets from capital share transactions	9,466,102	3,973,995
Total Increase in Net Assets	10,154,129	4,142,265

Net Assets
Beginning of Period	$4,142,265	$—
End of Period	$14,296,394	$4,142,265
Accumulated Net Investment Income	$—	$1,775

(1)	The Fund commenced operations on August 29, 2008.

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND – CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
Net Asset Value, Beginning of Period	$18.90	$20.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.17)	0.07
Net realized and unrealized gain (loss) on investments	3.26	(1.12	)(6)
Total from investment operations	3.09	(1.05)

Less distributions paid:
From net investment income	— (7)	(0.05)
From net realized gain on investments	(0.34)	—
Total distributions paid	(0.34)	(0.05)
Net Asset Value, End of Period	$21.65	$18.90
Total return(3)(4)	16.34%	(5.21)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$13,930	$4,003
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	3.97%	7.96%
After waivers and reimbursements of expenses(5)	2.00%	2.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	(2.76)%	(5.42)%
After waivers and reimbursements of expenses(5)	(0.79)%	0.54%
Portfolio turnover rate(4)	123.54%	95.55%

(1)	The Fund commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

(7)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND – CLASS C

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
Net Asset Value, Beginning of Period	$18.84	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.33)	(0.05)
Net realized and unrealized gain (loss) on investments	3.24	(1.09	)(6)
Total from investment operations	2.91	(1.14)

Less distributions paid:
From net investment income	—	(0.02)
From net realized gain on investments	(0.34)	—
Total distributions paid	(0.34)	(0.02)
Net Asset Value, End of Period	$21.41	$18.84
Total return(3)(4)	15.40%	(5.70)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$366	$139
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	4.72%	8.97%
After waivers and reimbursements of expenses(5)	2.75%	2.75%
Ratio of net investment loss to average net assets
Before waivers and reimbursements of expenses(5)	(3.52)%	(6.60)%
After waivers and reimbursements of expenses(5)	(1.55)%	(0.38)%
Portfolio turnover rate(4)	123.54%	95.55%

(1)	The Fund commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

The accompanying notes are an integral part of these financial statements.

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements
May 31, 2010

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Schooner Growth and Income Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The Fund currently offers Class A and Class C shares. The classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class C shares are subject to a CDSC for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The CDSC is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. The investment objective of the Fund is long-term capital appreciation with the generation of moderate current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on August 29, 2008. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements (Continued)
May 31, 2010

security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements (Continued)
May 31, 2010

The following is a summary of the inputs used, as of May 31, 2010, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$11,046,682	$—	$—	$11,046,682
Exchange Traded Funds	689,960	—	—	689,960
Convertible Bonds	—	586,750	—	586,750
Short-Term Investments	2,638,218	—	—	2,638,218
Total Assets	$14,374,860	$586,750	$—	$14,961,610

Liabilities:
Written Options	$467,190	$—	$—	$467,190
Total Liabilities	$467,190	$—	$—	$467,190

(1)	See the Schedule of Investments for industry classifications.

The Fund did not invest in any Level 3 investments during the year ended May 31, 2010.

(b)	Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Fund may purchase and write call options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements (Continued)
May 31, 2010

transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of May 31, 2010 was as follows:

Derivatives not accounted	Balance Sheet
for as hedging instruments*	Location	Value
Written options	Liabilities, Written options	$467,190
Total		$467,190

The effect of Derivative Instruments on the Statement of Operations for the year ended May 31, 2010 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments*	Operations Location	Value
	Net realized gain (loss) on
	option contracts
Written options	expired or closed	$(132,956)
Total		$(132,956)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments*	Operations Location	Value
	Net change in unrealized
Written options	depreciation on option contracts	$(50,355)
Total		$(50,355)

*	See Note 9 for additional disclosure related to transactions in written options during the year.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. Federal tax authorities for the tax periods since the commencement of operations.

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements (Continued)
May 31, 2010

(d)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund charges a 2.00% redemption fee for shares redeemed within seven days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  There were no redemption fees charged during the periods presented for the Fund.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a specific class of shares are charged to that class.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements (Continued)
May 31, 2010

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders are as follows:

	Ordinary Income	Long -Term Capital Gains
Period ended May 31, 2009	$9,849	$—
Year ended May 31, 2010	$139,183	$1,915

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2010.

As of May 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$14,969,667
Gross tax unrealized appreciation	451,105
Gross tax unrealized depreciation	(459,162)
Net tax unrealized depreciation	(8,057)
Undistributed ordinary income	828,619
Undistributed long-term capital gain	413,659
Total distributable earnings	$1,242,278
Other accumulated gain/(loss)	(377,924)
Total accumulated earnings/(loss)	$856,297

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts and straddle adjustments.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences:

Undistributed Net Investment Income	$69,173
Accumulated Net Realized Gain	$(69,173)

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, acquired fund fees and expenses, dividends on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 2.00% and 2.75% (the “Expense Limitation Cap”) of the Fund’s average daily net assets, for Class A and

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements (Continued)
May 31, 2010

Class C shares, respectively. The Expense Limitation Cap is in effect through August 29, 2011 and subject to approval by the Advisor and Board of Trustees thereafter. For the year ended May 31, 2010, expenses of $167,936 incurred by the Fund were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Class A	Class C
May 31, 2012	$130,393	$3,969
May 31, 2013	$162,870	$5,066

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of Fund’s average daily net assets of Class C shares for shareholder servicing. The Distributor earned fees of $22,621 and $643 during the year ended May 31, 2010 for distribution and shareholder servicing fees, respectively. At May 31, 2010, the Distributor was owed fees of $1,232 and $777 for distribution and shareholder servicing fees, respectively.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.  A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Period Ended
Class A Shares	May 31, 2010	May 31, 2009(1)
Shares sold	449,429	211,422
Shares issued to holders in
reinvestment of distribution	4,075	375
Shares redeemed	(21,822)	(6)
Net increase	431,682	211,791

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements (Continued)
May 31, 2010

	Year Ended	Period Ended
Class C Shares	May 31, 2010	May 31, 2009(1)
Shares sold	10,462	8,212
Shares issued to holders in
reinvestment of distribution	114	3
Shares redeemed	(840)	(842)
Net increase	9,736	7,373

(1)	Fund commenced operations on August 29, 2008.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and written options, for the Fund for the year ended May 31, 2010, were $16,233,201 and $9,154,168, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

(9)	Written Options

Transactions in options written during the year ended May 31, 2010 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	1,146	$92,765
Options written	47,862	4,469,133
Options terminated in closing transactions	(44,833)	(4,116,781)
Options exercised	(737)	(48,064)
Options expired	0	0
Outstanding, end of year	3,438	$397,053

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	0	$0
Options written	100	13,833
Options terminated in closing transactions	(100)	(13,833)
Options exercised	0	0
Options expired	0	0
Outstanding, end of year	0	$0

As of May 31, 2010, the fair market value of long positions which served as collateral for options written was $9,174,097.

See Note 2 for additional disclosure about written options.

SCHOONER GROWTH AND INCOME FUND
Notes to Financial Statements (Continued)
May 31, 2010

(10)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2010, National Financial Services, LLC, for the benefit of its customers, held 54.7% of the Fund’s outstanding shares.

(11)	Line of Credit

The Fund had a line of credit in the amount of $500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings are secured by the Fund’s investments. Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended May 31, 2010, the Fund did not draw upon the line of credit.

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees of
Schooner Growth and Income Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of Schooner Growth and Income Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the Fund’s custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schooner Growth and Income Fund as of May 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 30, 2010

SCHOONER GROWTH AND INCOME FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER GROWTH AND INCOME FUND
Additional Information
(Unaudited)

Tax Information

The Fund designates 12.68% of its ordinary income distribution for the year ended May 31, 2010 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2010, 12.60% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designates 98.72% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2010.

Indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and	23	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette University		MUTUALS
Age: 55		2001	(2004–present);		(an open-end
			Associate Professor		investment
			of Accounting,		company with
			Marquette University		two portfolios).
(1996–2004).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest	23	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 53		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards & Training		company with
			(1990–1999).		two portfolios).

SCHOONER GROWTH AND INCOME FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	23	None.
615 E. Michigan St.		Term; Since	Chief Administrative
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and
Age: 66		2009	Chief Compliance
Officer (“CCO”),
Granite Capital
International Group,
L.P. (an investment
management firm)
(1994–Present); Vice
President, Secretary,
Treasurer and CCO
of Granum Series
Trust (an open-end
investment company)
(1997–2007); President,
CAO and CCO, Granum
Securities, LLC
(a broker-dealer)
(1997–2007).

Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	23	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 48	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 52	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

SCHOONER GROWTH AND INCOME FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Kristin M. Cuene	Chief	Indefinite	Attorney,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Compliance Officer,
Milwaukee, WI 53202	Officer and	January 23,	U.S. Bancorp Fund
Age: 50	Anti-Money	2009 (CCO);	Services, LLC
	Laundering	Since	(2008–present);
	Officer	January 18,	Attorney, Investment
		2010 (AML	Management,
		Officer)	Quarles & Brady,
LLP (2007–2008);
Student, University
of Pennsylvania
(2004–2007).

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.
Age: 30		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 36		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 866-724-5997. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SCHOONER GROWTH AND INCOME FUND

Investment Advisor	Schooner Investment Group, LLC
Radnor Financial Center
150 N. Radnor-Chester Rd.
Suite F-200
Radnor, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2010	FYE 5/31/2009
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	0
Tax Fees	$3,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2010	FYE 5/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past two fiscal years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2010	FYE 5/31/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   August 6, 2010

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date   August 6, 2010